UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2011
MEDIACOM LLC
(Exact name of Registrant as specified in its charter)

New York	333-82124-01	06-1433421
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
100 Crystal Run Road
Middletown, New York 10941
(Address of principal executive offices)
Registrant’s telephone number: (845) 695-2600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 9, 2011, Mediacom LLC issued a press release announcing its financial results for the quarter ended September 30, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.
     The press release contains disclosure of OIBDA, Adjusted OIBDA, free cash flow and cash interest expense, which are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP) in the United States. Reconciliations of OIBDA, Adjusted OIBDA, free cash flow and cash interest expense, to the most directly comparable financial measures calculated and presented in accordance with GAAP are presented on Table 3 of the press release. Disclosure regarding management’s reasons for presenting these non-GAAP measures is set forth on Table 4 of the press release.
Item 9.01. Financial Statements and Exhibits.
 (d) Exhibits:

Exhibit No.	Description

99.1	Press release issued by the Registrant on November 9, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2011

Mediacom LLC
By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer